Strategic Latin America Fund – Class A (SLATX)
A series of Investment Managers Series Trust

Supplement dated September 29, 2014
To the Prospectus and Statement of Additional Information dated August 1, 2014

Notice to Existing Shareholders of Strategic Latin America Fund (the “Fund”):

The following paragraph replaces the last paragraph in the section titled “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS – Principal Investment Strategies” in the Fund’s Prospectus:

At times and under certain economic and market conditions, a significant portion of the Fund’s portfolio or the Fund’s entire investment portfolio may consist of cash, cash equivalents or other highly liquid instruments.  These investments will generally be denominated in U.S. Dollars or cash equivalents available in the United States.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities  issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  For instance, if the performance of the iShares S&P Latin America 40 Index Fund (ILF) declines by at least 2% in one day (or intra-day), or if the Advisor rebalances the Fund’s holdings in equity and fixed income securities, the Advisor may invest a significant portion of the Fund’s assets in cash, cash equivalents or other highly liquid instruments while it looks for suitable investment opportunities or to maintain the Fund’s liquidity. The rebalancing period may extend for a considerable period of time.  In these circumstances, the Fund may be unable to achieve its investment objective.

Please file this Supplement with your records.

1